Revolving Credit Facility	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Revolving Credit Facility	Revolving Credit Facility
The Company has a revolving line of credit (the “Revolving Credit Facility”) that provides for a $100.0 million revolving credit facility, with a letter of credit and swingline sublimit of $10.0 million each, and an accordion feature under which the Company can increase borrowings under the credit facility by up to $50.0 million. The Company is also obligated to pay other customary fees for a credit facility of this size and type, including letter of credit fees, an upfront fee, and an unused commitment fee which are expensed as incurred and included within interest expense in the consolidated statement of operations. The Revolving Credit Facility matures on March 12, 2024 and contains certain financial covenants.
The borrowings under the Revolving Credit Facility bear interest, at our option, at a base rate equal to the highest of (a) the federal funds rate plus 0.50%, (b) the rate of interest in effect for such date as publicly announced from time to time by Bank of America as its “prime rate”, or (c) the eurodollar rate plus 1.0%, provided that such rate shall not be less than 0.5%. As of June 30, 2021, the Company did not have any outstanding borrowings under the Revolving Credit Facility, there were no issued letters of credit outstanding from the credit agreement and the Company was in compliance with all covenant requirements.